               PAYMENT AND TERMINATION OF EXCLUSIVITY AGREEMENT
               ------------------------------------------------


          PAYMENT AND TERMINATION OF EXCLUSIVITY AGREEMENT (this "Agreement"),
                                                                  ---------
dated as of December __, 2000, by and among TRANSMEDIA NETWORK INC., a Delaware corporation ("Transmedia"), SIGNATURECARD, INC., an Indiana corporation ("SCI"),
              ----------                                                  ---
and GE FINANCIAL ASSURANCE, INC. ("GEFA").
                                   ----

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, Transmedia and SCI are parties to the following agreements:
(i) an Asset Purchase Agreement, dated as of March 17, 1999, as amended (the

"Purchase Agreement"), by and between Transmedia and SCI; (ii)   a Services
-------------------
Collaboration Agreement, dated as of June 30, 1999 (the "Services Collaboration
                                                         ----------------------
Agreement"), by and between Transmedia and SCI; (iii) a License Agreement, dated
---------
as of June 30, 1999 (the "License Agreement"), by and between Transmedia and
                          -----------------
SCI; (iv)   a Software License Agreement, dated as of June 30, 1999 (the

"Software License Agreement"), by and between Transmedia and SCI; (v) a Services
---------------------------
Collaboration Agreement, dated as of June 30, 1999 (the "Services Agreement"),
                                                         ------------------
by and between Transmedia and Signature Japan Co., Ltd.; (vi)   an Option
Agreement, dated June 30, 1999 (the "Option Agreement"), by and between
                                     ----------------
Transmedia and SCI; (vii)   a Transition Services Agreement, dated as of June
30, 1999 (the "Transition Services Agreement"), by and between Transmedia and
               -----------------------------
SCI; and (viii) consent to delegation agreements (the "Consent to Delegation
                                                       ---------------------
Agreements") listed on Schedule A hereto (items (i) through (viii) collectively,
----------             ----------
the "Purchase Agreements");
     -------------------

          WHEREAS, GEFA has controlling interest in SCI;

          WHEREAS, Transmedia, SCI and GEFA desire to extinguish (except as set forth herein) all of Transmedia's obligations under the Purchase Agreements and to terminate SCI's right of exclusivity regarding the DALC Sponsor Relationships and the Airline Frequent Flyer Member Files (as those terms are defined in the Services Collaboration Agreement) pursuant to the Services Collaboration Agreement; and

          WHEREAS, Transmedia, SCI and GEFA desire to execute an agreement terminating their respective obligations pursuant to the Purchase Agreements (the "Termination Agreement").
      ---------------------

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

  1. Termination of Payment Obligations.
     ----------------------------------

     a. In satisfaction of all sums due and owning, now and in the future, among the parties PURSUANT the Purchase Agreements, Transmedia shall pay to SCI $3,800,000.00 simultaneously with the execution of this Agreement, Transmedia shall pay to SCI $3,800,000.00; provided, however, that notwithstanding the
                                --------  -------
foregoing, the following payments and/or potential payments shall survive in accordance with their respective terms:

           i. Article I, Section 1.3(a)(iv)(d) of the Asset Purchase Agreement; and

           ii. all articles, sections and provisions regarding indemnification contained in the Purchase Agreements.

     b. Upon payment of the sum of $3,800,000.00 to SCI, all obligations of SCI, on the one hand, and Transmedia, on the other hand, all obligations of the parties shall cease and be of no further force and effect; provided, however,
                                                           --------  -------
that notwithstanding the foregoing, the following obligations shall remain in full force and effect in accordance with the respective agreement or as modified herein:

           i.       Asset Purchase Agreement. Article VII - Survival of
                    ------------------------
     Representations, Warrants and Covenants; Indemnification and Sections 1.3(d) - Put Right, 2.1(d) - Rights of Purchaser, 4.2(ii) - Access to Information, 4.3 - Confidentiality and Return of Documents, 4.4 - Non-Solicitation, 4.5 - Further Assurances, 4.6 - Books and Records, 4.7 - Tax Cooperation, 4.8 - Regulatory and Other Permits, 4.9 - Taxes and Fees, 4.12
     - Covenant Not to Compete, 4.14 - Reservation of Shares, 4.15 - No Impairment and 4.19 - Listing of Shares;

           ii.      Services Collaboration Agreement. Article XIII -
                    --------------------------------
     Indemnification and Sections 10.1 - Ownership, 10.2 - Ownership Exclusions,
     10.3 - Confidentiality, 10.4 - Covenant Not to Compete, 10.5 - Public Announcements, 14.3 - Tax Characterization and 14.10 - Standstill;

           iii.     License Agreement. Sections 3.01 - Protection of Records,
                    -----------------
     3.03 - Ownership of Transmedia Intellectual Property, 5 - Indemnification and 7 - Confidentiality;

           iv.      Software License Agreement. Sections 5 - Confidentiality, 8
                    --------------------------
     - Disclaimer of Warranty/Limitation on Liability, 9 - Limitation on Liability and 10 - Indemnification;

           v.       the Services Agreement;

           vi.      the Consent to Delegation Agreements; and

           vii. the General Assignment, Assumption and Bill of Sale, dated June 30, 1999, between Transmedia and SCI.

  2. Waiver of Exclusivity; Cooperation.
     ----------------------------------

     a. Upon execution of this Agreement, SCI hereby irrevocably waives any exclusivity provided for in the Purchase Agreements that pertain to the Exclusive DALC Sponsor Relationships and the Frequent Flyer Member Files; and

     b. Upon payment of $3,800,000.00 to SCI and execution of this Agreement,, Transmedia may negotiate and finalize any term sheet, contract, contract modification, assignment, delegation, termination or novation with the Exclusive DALC Sponsor Relationships and Frequent Flyer Member Files; provided,
                                                                      --------
no final agreement or contract may be executed by Transmedia and an Exclusive DALC Sponsor Relationship until the earlier of (i) a mutually acceptable Termination Agreement is fully executed and (ii) thirty days from the date of this Agreement; and

     c. Upon execution of this Agreement, Transmedia will receive full cooperation with GEFA and SCI regarding (i) communicating with the Exclusive DALC Sponsor Relationships including, without limitation, the names of contacts, telephone numbers, attendance of John Euwema at meetings (either in person or telephonically), and (ii) correspondence from GEFA and SCI to the Exclusive DALC Sponsor Relationships supporting Transmedia's efforts to establish or modify contracts with the Exclusive DALC Sponsor Relationships.

  3. Deferment of Put Right; Escrow.  Notwithstanding Article I, Section 1.3(d)
     ------------------------------
of the Purchase Agreement, SCI shall not exercise the Put Right (as defined in the Purchase Agreement) from the date of this Agreement until the earlier of (i) the date by which meetings with all of the Exclusive DALC Sponsor Relationships have occurred and (ii) in three equal tranches on each of the following three days: January 31, 2001, February 15, 2001 and February 28, 2001. Transmedia will place in escrow sufficient funds to satisfy the Put Right with GEFA's outside counsel once Transmedia receives (a) an executed Termination Agreement, and (b) an executed escrow agreement providing, inter alia, that interest on the money in escrow is due to Transmedia. The parties and the escrow agent shall execute the escrow agreement, and Transmedia shall not be responsible for any charges or expenses associated with the escrow agreement.

  4. United Mileage Plus.  Upon execution of a mutually agreeable Termination
     -------------------
Agreement, Transmedia shall assume responsibility under Section 5F (minimum purchase provision) of the United Mileage Plus Participation Agreement and the subsequent Consent to Delegation Agreement; provided, that SCI shall be
                                            --------
responsible for obtaining any consents or approvals that are necessary for such assumption.

  5. Termination Agreement.  The parties shall use best commercial efforts to
     ---------------------
reach a mutually agreeable Termination Agreement within thirty days from the execution of this Agreement.

  6. Representations and Warranties.  Each party hereto hereby represents and
     ------------------------------
warrants to each other party that this Agreement has been duly executed and delivered by such party and that this Agreement constitutes valid and binding obligation of such party enforceable in accordance with their respective terms except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

  7. Expenses.  All costs and expenses incurred in connection with this
     --------
Agreement and the transactions contemplated herein shall be paid by the party incurring such costs and expenses.

  8. Amendment.  This Agreement may not be modified, amended, altered or
     ---------
supplemented except upon the execution and delivery of a written agreement executed by each party hereto and no obligation hereunder may be waived except in a writing signed by the party granting such waiver. No party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of each other party.

  9. Notices.  All notices and other communications hereunder shall be in
     -------
writing, shall be given and shall be deemed to have been duly given if delivered in person, by first class mail, postage prepaid, by overnight courier or by facsimile transmission, to the parties hereto as follows:

     If to Transmedia:   Transmedia Network Inc.

                         11900 Biscayne Boulevard, Suite 460
                         North Miami, Florida 33181
                         Attention:  Keith E. Kiper, Esq.
                         Facsimile:  (305) 892-3342

     If to SCI:          SignatureCard, Inc.

                         200 North Martingale Road
                         Schaumburg, Illinois 60173-2096
                         Attention:  John Euwema, Esq.
                         Facsimile:  (847) 605-3044

     If to GEFA:         GE Financial Assurance, Inc.

                         200 North Martingale Road
                         Schaumburg, Illinois  60173-2096
                         Attention:  John Euwema
                         Facsimile: (847) 605-3044
or to such other address as any party may have furnished to each other party in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

  10.     Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed to be an original, but each of which together shall constitute one and the same document.

  11.     Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of New York.

  12.     Binding Effect.  This Agreement shall be binding upon, inure to the
          --------------
benefit of, and be enforceable by the successors and permitted assigns of the parties hereto. Nothing expressed or referred to in this Agreement is intended or shall be construed to give any person other than the parties to this Agreement, or their respective successors or permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

  13.     Entire Agreement.   This Agreement constitutes the entire agreement
          ----------------
and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

  14.     Severability.   If any term, provision, covenant or restriction of
          ------------
this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

  15.     Further Assurances.   Each party hereto agrees to execute and deliver
          ------------------
all such documents and instruments and take all such action as may be reasonably required, necessary or desirable to consummate the transactions contemplated by this Agreement, including but not limited to the Termination Agreement and the Escrow Agreement.

  16.     Specific Performance.   Each party hereto acknowledges that damages
          --------------------
would be an inadequate remedy for any breach of the provisions of this Agreement and agrees that the obligations of each party hereunder shall be specifically enforceable and that the party seeking enforcement may apply for injunctive relief to prevent any violation hereof. The party seeking to enforce such obligations shall be entitled to recovery of all costs and expenses, including reasonable attorneys' fees and expenses, incurred in enforcing such obligations.

  17.     Descriptive Headings.   The headings contained in this Agreement are
          --------------------
for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          IN WITNESS WHEREOF, Transmedia, SCI and GEFA have caused their respective names to be hereon subscribed by their respective duly authorized officers, all as of the day and year first above written.

                                   TRANSMEDIA NETWORK INC.


                                   By:
                                      Name:
                                      Title:


                                   SIGNATURECARD, INC.


                                   By:
                                     Name:
                                     Title:


                                   GE FINANCIAL ASSURANCE, INC.
                                   Partner Marketing Group


                                   By:
                                      Name:
                                      Title:



     [Signature Page to Payment and Termination of Exclusivity Agreement]

                                                                      SCHEDULE A
                                                                      ----------


                        [Insert Consents to Delegation]